UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2020

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.25 Par Value	FLS	New York Stock Exchange
1.25% Senior Notes due 2022	FLS22A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On June 2, 2020, Flowserve Corporation (the “Company”) named Scott K. Vopni as the Company’s Vice President, Chief Accounting Officer, effective June 15, 2020. Mr. Vopni will serve as the Company’s principal accounting officer in his capacity as Chief Accounting Officer, and Amy B. Schwetz, the Company’s Senior Vice President, Chief Financial Officer, who has been serving as principal financial officer and principal accounting officer, will continue serving as the Company’s principal financial officer.

Mr. Vopni, 52, was previously the Senior Vice President and Chief Accounting Officer of Dean Foods from 2010 – 2019. He also served as the Interim Chief Financial Officer of Dean Foods from August 2017 through February 2018, Senior Vice President – Finance from January 2016 to April 2018, Senior Vice President – Investor Relations from October 2014 to January 2016, and Vice President – Controller from 2008 to 2010. Prior to joining Dean Foods, Mr. Vopni served in various roles at Pegasus Solutions, including Senior Vice President and Chief Accounting Officer. Prior to joining Pegasus Solutions, he also served in various accounting and finance roles with PFSweb, Brinker International and Arthur Andersen & Co.

In his role with the Company, Mr. Vopni will receive an annual base salary of $365,000. He will be eligible for a cash award under the Company’s annual incentive plan with a target award of 45% of base salary, and he will participate in the Company’s long-term incentive program with a target award of $273,750. Mr. Vopni will also receive retirement, health and welfare and other benefits and will participate in the Flowserve Corporation Change In Control Severance Plan (the “Change in Control Plan”). Further details concerning the Change in Control Plan are described in the Company’s definitive proxy statement dated April 9, 2020, under the heading “Executive Compensation—Elements of the Executive Compensation Program—Other Compensation—Flowserve Corporation Executive Change in Control Plan”.

Mr. Vopni has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he will be selected as an officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Vopni that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: June 8, 2020	By:	/s/ Lanesha T. Minnix
Lanesha T. Minnix
Senior Vice President, Chief Legal Officer and Corporate Secretary